EXHIBIT 99.16
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                       COMPUTATIONS OF PERFORMANCE DATA.
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                           UNDISCOVERED MANAGERS FUNDS

                      TOTAL RETURN PERFORMANCE CALCULATIONS
                             BEHAVIORAL GROWTH FUND

TOTAL RETURN
------------

T = (P-H)/H

WHERE: T = Total Return
       P = Present Value
       H = Historical Value

EXAMPLE - INSTITUTIONAL CLASS:

       SINCE COMMENCEMENT OF OPERATIONS (12/31/97 - 08/31/98):
          (948.8-1000)/1000 = -5.12%


EXAMPLE - INVESTOR CLASS:

       SINCE INITIAL OFFERING (07/31/98 - 08/31/98): (803.9-1000)/1000 = -19.61%



                      TOTAL RETURN PERFORMANCE CALCULATIONS
                             SPECIAL SMALL CAP FUND

TOTAL RETURN
------------

T = (P-H)/H

WHERE: T = Total Return
       P = Present Value
       H = Historical Value

EXAMPLE - INSTITUTIONAL CLASS:

       SINCE COMMENCEMENT OF OPERATIONS (12/30/97 - 08/31/98):
          (832-1000)/1000 = -16.80%

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                      TOTAL RETURN PERFORMANCE CALCULATIONS
                                    REIT FUND

TOTAL RETURN
------------

T = (P-H)/H

WHERE: T = Total Return
       P = Present Value
       H = Historical Value

EXAMPLE - INSTITUTIONAL CLASS:

       SINCE COMMENCEMENT OF OPERATIONS (1/1/98 - 08/31/98):
          (851.2-1000)/1000 = -14.88%


                      TOTAL RETURN PERFORMANCE CALCULATIONS
                              SMALL CAP VALUE FUND

TOTAL RETURN
------------

T = (P-H)/H

WHERE: T = Total Return
       P = Present Value
       H = Historical Value

EXAMPLE - INSTITUTIONAL CLASS:

       SINCE COMMENCEMENT OF OPERATIONS (12/30/97 - 08/31/98):
          (872-1000)/1000  = -12.80%


EXAMPLE - INVESTOR CLASS:

       SINCE INITIAL OFFERING (07/31/98 - 08/31/98): (811.2-1000)/1000 = -18.88%

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                      TOTAL RETURN PERFORMANCE CALCULATIONS
                                HIDDEN VALUE FUND

TOTAL RETURN
------------

T = (P-H)/H

WHERE:  T = Total Return
        P = Present Value
        H = Historical Value

EXAMPLE - INSTITUTIONAL CLASS:

       SINCE COMMENCEMENT OF OPERATIONS (12/31/97 - 08/31/98):
           (780.8-1000)/1000 = -21.92%


EXAMPLE - INVESTOR CLASS:

       SINCE INITIAL OFFERING (07/31/98 - 08/31/98): (807.3-1000)/1000 = -19.27%



                      TOTAL RETURN PERFORMANCE CALCULATIONS
                                CORE EQUITY FUND

TOTAL RETURN
------------

T = (P-H)/H

WHERE: T = Total Return
       P = Present Value
       H = Historical Value

EXAMPLE - INSTITUTIONAL CLASS:

       SINCE COMMENCEMENT OF OPERATIONS (12/31/97 - 08/31/98):
          (1020-1000)/1000 = 2.00%


EXAMPLE - INVESTOR CLASS:

       SINCE INITIAL OFFERING (07/31/98 - 08/31/98): (864.4-1000)/1000 = -13.56%

                                       -3-

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                      TOTAL RETURN PERFORMANCE CALCULATIONS
                               ALL CAP VALUE FUND

TOTAL RETURN
------------

T = (P-H)/H

WHERE: T = Total Return
       P = Present Value
       H = Historical Value

EXAMPLE - INSTITUTIONAL CLASS:

      SINCE COMMENCEMENT OF OPERATIONS (12/31/97 - 08/31/98):
          (922.4-1000)/1000 = -7.76%


EXAMPLE - INVESTOR CLASS:

      SINCE INITIAL OFFERING (07/31/98 - 08/31/98): (812.4-1000)/1000 = -18.76%



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